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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2003

                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-8269              31-1001351
(State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)           File Number)        Identification No.)

           1600 RiverCenter II
      100 East RiverCenter Boulevard                      41011
          Covington, Kentucky                           (Zip Code)
(Address of principal executive offices)

                                 (859) 392-3300
              (Registrant's telephone number, including area code)





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      This Form 8-K/A amends Item 7 of the Form 8-K filed with the Securities and Exchange Commission on January 30, 2003 by Omnicare, Inc., a Delaware
corporation (the "Company"), to provide the financial information required in connection with the merger of NCS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Acquisition Subsidiary"), with and into NCS HealthCare, Inc. ("NCS") upon the terms and conditions set forth in the
Agreement and Plan of Merger, dated as of December 17, 2002, by and among the
Company, the Acquisition Subsidiary and NCS.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

            (i) Consolidated Financial Statements of NCS as of June 30, 2002 are incorporated by reference herein.

            (ii) Unaudited Condensed Consolidated Financial Statements of NCS as of December 31, 2002 and June 30, 2002, and for each of the three and six months ended December 31, 2002 and 2001, are attached hereto as Exhibit 99.2.

      (b)   Pro Forma Financial Information.

                  Pro forma financial information related to the Company's acquisition of NCS is attached hereto as Exhibit 99.3.

      (c)   Exhibits.

            Exhibit 23.1    Consent of Independent Auditors - Ernst & Young
                            LLP.

            Exhibit 99.1 Financial Statements of NCS (incorporated by reference to NCS' Annual Report on Form 10-K for the year ended June 30, 2002).

            Exhibit 99.2    Unaudited Condensed Consolidated Financial
                            Statements of NCS as of December 31, 2002 and June
                            30, 2002, and for each of the three and six months ended December 31, 2002 and 2001, respectively.

            Exhibit 99.3 Pro forma financial information related to the Company's acquisition of NCS.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               OMNICARE, INC.


                               By:  /s/ David W. Froesel, Jr.
                                    -------------------------
                                    David W. Froesel, Jr.
                                    Senior Vice President and
                                    Chief Financial Officer

Dated:  March 27, 2003


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                                  EXHIBIT INDEX

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
  Exhibit Number                Description of Exhibit
  --------------                ----------------------

      23.1             Consent of Ernst & Young LLP.

      99.1 Financial Statements of NCS (incorporated by reference to NCS' Annual Report on Form 10-K for the year ended
                       June 30, 2002).

      99.2             Unaudited Condensed Consolidated Financial Statements of
                       NCS as of December 31, 2002 and June 30, 2002, and for each of the three and six months ended December 31, 2002 and 2001, respectively.

      99.3 Pro forma financial information related to the Company's acquisition of NCS.


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